Nationwide Health Properties

Pacific Medical Buildings

Supplemental Information February 25, 2008 Multi-Year MOB Transaction EXHIBIT 99.4

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Disclaimer
Certain information contained in this presentation includes forward-
looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts, including statements regarding the proposed transaction between NHP and PMB and the benefits of the proposed transaction.  These statements may be identified, without limitation, by the use of forward-looking terminology such as "may," "will,"
"anticipates," "expects," "believes," "intends," "should" or comparable terms or the negative thereof.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements.  Risks and uncertainties associated with the PMB transaction include (without limitation) the following: delay or failure to obtain third party consents; the exclusion of certain properties (which may include properties described herein) from the transaction;
uncertainty as to whether the transaction will be completed; the failure to achieve the perceived advantages from the transaction; larger than expected or unexpected costs associated with the transaction;
unexpected liabilities resulting from the transaction; potential litigation associated with the transaction; and the retention of key personnel after the transaction.
Other risks and uncertainties associated with our business, many of which will apply to the assets acquired in the PMB transaction, include (without limitation) the following:  deterioration in the operating results or financial condition, including bankruptcies, of our tenants;
non-payment or late payment of rent by our tenants; our reliance on two operators for a significant percentage of our revenues; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs;
the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our medium-term notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and
other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange
Commission, especially the "Risk Factors" sections of our Annual and
Quarterly Reports on Forms 10-K and 10-Q.
Forward-looking information is provided by NHP pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

Contents
Ground lease summary
Proforma MOB portfolio impact on geography by investment, NOI and square footage
15
NHP MOB PORTFOLIO OVERVIEW (PROFORMA)______________________________________
Proforma impact on geography by investment and NOI
Geographic location
MOB pricing by region
Development pipeline valuation
Proforma impact on tenant concentration by investment and NOI
Lease expiration schedule
29
MOB MARKET OVERVIEW_________________________________________________________
MOB market size and investment attributes
Recent MOB market transactions
3
EXECUTIVE SUMMARY____________________________________________________________
Proforma impact on asset type by investment and NOI
Tenant improvements and leasing commissions
Portfolio by property size, age and vacancy level
Net Operating Income (NOI) by state
Hospital systems credit ratings
Hospital systems
Portfolio cap rate adjustments
27
DEVELOPMENT PIPELINE VALUATION (ESTIMATE)___________________________________
PMB transaction satisfies NHP strategic goals
Proforma impact on revenue from private pay sources
19
NHP COMBINED PORTFOLIO OVERVIEW (PROFORMA)________________________________
6
ACQUISITION PORTFOLIO  OVERVIEW______________________________________________

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Executive summary
With this multi-year transaction, NHP has the ability to acquire a sizeable portfolio of high quality MOBs, control a development pipeline at a discount to fair market value, and take a 50%
ownership stake in a full-service property management
company.
The cap rate for the $915 million acquisition portfolio is 6.1%.
Individual MOB cap rates range from 5.7% to 7.1%. The cap
rates were based on location, strength of hospital, age of
building, occupancy and size of the portfolio.
The multi-year transaction will improve NHP’s asset, tenant, and geographic diversification:
Transaction overview
Substantial increase in NHP’s overall portfolio size
Creates asset and tenant diversification within NHP’s portfolio, while developing a full-service MOB platform
Newly acquired assets consist of attractive Class A, high
occupancy assets
Most MOBs are located on campus, creating relationships with significant investment grade hospital systems
MOBs produce very stable, recession-resistant cash flows
Ability, but not the obligation, to further expand into MOB space though pipeline agreement
Multi-year transaction improves NHP’s risk profile
ALF/ILF
SNF
MOB
Top 5 tenants
California MOBs
56%
29%
8%
46%
0%
47%
26%
21%
38%
51%
Before After
56%
27%
11%
44%
0%
43%
22%
30%
34%
54%
Before After
Net Operating Income Gross Investment
Acquisition
Year
Number of
Buildings
Gross
Investment
Rentable
SQFT
Price per
SQFT
2007
7 $120       366,483 $327
2008 16 $485    1,282,777 $378 [A]
2009
3 $180       287,742 $626 [A]
2010 2 $130       247,625 $525 [A]
TOTAL 28 $915    2,184,627 $419
State
Number of
Buildings
Gross
Investment
Rentable
SQFT
Price per
SQFT
CA
15 $640    1,319,109 $485
WA
7 $120       366,483 $327
NV
3 $70       237,556 $295
OR
1 $30       104,856 $286
HI
1 $30         92,650 $324
AZ
1 $25         63,973 $391
TOTAL 28 $915    2,184,627 $419
Number of
Buildings
Rentable
SQFT
Credit
Rating
Catholic Healthcare West 6 399,522      A2/A/A+
Southwest Washington 7 366,483      A2/A/A+
St. Joseph Health System 2 262,702      Aa3/AA-
Providence Health System 3 241,556
Aa2/AA
Huntington Hospital 1 183,652      A+
Pomerado Hospital 1 172,000
A3
Other 8 558,712      Various
TOTAL 28    2,184,627
$ in millions
Hospital System
[A] Price per square foot includes costs for structured parking

Nationwide Health Properties

PACIFIC MEDICAL BUILDINGS

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Executive summary (2)
Pacific Medical Buildings overview
San Diego-based firm specializing exclusively in developing
and operating MOBs, outpatient facilities and parking structures for hospitals and medical groups, primarily in the Western
United States
The largest & most highly regarded MOB developer and
operator on the West Coast and one of the largest and most
highly regarded in the Nation.
Began in 1971 as the Western Regional Office of American
Buildings, a Milwaukee-based developer of MOBs, that evolved into PMB in 1988 through a management-led buyout
PMB pioneered the developer-owned building model. PMB
typically ground leases the required land from hospitals and holds the buildings for long-term investment
PMB Real Estate Services (PMBRES) is a full-service property management firm, providing asset management, leasing
services, and construction management for the PMB portfolio
Developed over 2 million square feet of medical office buildings
NHP’s MOB diversification timeline
1/24/2006: NHP announces $50 million medical office building joint venture with The Broe Companies, acquiring a six-state, 21 building portfolio
8/2006 – 12/2006: 20+ targets contacted, meetings with
interested parties
6/2007: Pacific Medical selects NHP for “pole position”,
meetings to finalize term sheet
10/25/2007: Entered into non-binding term sheet and exclusivity agreement with Pacific Medical Buildings
11/1/2007: Closed transaction of a seven-building, 365,000
square foot MOB portfolio in the state of Washington for $120 million. PMB selected by hospital system for future development projects and PMB subsidiary, PMB Real Estate Services,
selected as property manager
2/25/2008: Definitive agreement signed with Pacific Medical
Buildings, providing NHP an MOB platform
Confirmatory due diligence in process, moving to close first tranche of the transaction in April 2008

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Executive summary (3)
The acquisition is being structured so that a significant portion of the consideration for the MOBs is expected to be paid in
the form of interests in a newly formed limited partnership in which NHP will be the general partner and majority owner.
After a one year holding period, units of limited partnership interest in the partnership will be exchangeable for cash, or at
NHP’s option, shares of NHP’s common stock, initially on a
one-for-one basis
The number of partnership units issued at each closing will be determined based on the average closing price of NHP's
common stock during the 20 consecutive trading days ending
on the fifth trading day prior to the applicable closing, subject to a floor of $29 and a cap of $33 for closings occurring in
2008.
2008 acquisitions will be financed with approximately:
$201 million of assumed debt at an attractive, all-in
rate of 5.9%
;
at least $100 million in partnership units; and
the remaining balance from proceeds derived from the
$305 million Emeritus portfolio sale at a 6.1% cap rate
on 2008 in-place rent.
The blended 5.9% rate on assumed debt, below NHP’s
unsecured borrowing rate, mitigates financing risk in a difficult credit environment.
This transaction is a real estate joint venture (JV) between
NHP and property owners
Property owners (PMB) contribute properties to the JV
partnership in exchange for cash and/or partnership units (i.e., limited partnership interests in the JV partnership)
Property owners (PMB) receive:
Tax deferral and tax protections
Securities that reflect the performance of NHP shares
Liquidity rights
A somewhat simplified version of our structure is:
NHP
General
Partner
NHP
Limited
Partner
PMB Limited
Partners
JV
Partnership
Property
Owning LLCs
PMB Properties
Transaction structure overview
Financing of acquisition portfolio

Nationwide Health Properties

Pacific Medical Buildings

6 ACQUISITION PORTFOLIO OVERVIEW

Nationwide Health Properties

PACIFIC MEDICAL BUILDINGS

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
PMB transaction would satisfy strategic goals
Geographic location
Existing properties
Under construction
Gilbert
Henderson
Reno (2)
Hillsboro
Santa Clarita
Chula Vista
Pasadena
Mission Viejo
Poway
Orange
Burbank (2)
Torrance
Lynwood
Castro Valley
San Gabriel
OREGON
CALIFORNIA
NEVADA
ARIZONA
Honolulu
HAWAII
Vancouver (7)
WASHINGTON
San Bernardino (2)
Pomona
Strategic goals: MOB size, diversification and growth
ACQUISITION PORTFOLIO
•
Multi-year transaction includes $915 million of modern, Class A buildings located in six Western states
Existing MOB portfolio
24 Facilities (19 on campus)
High quality, West Coast portfolio (11 MOBs in CA)
Purchase price = $630
million,
approximately 1,700,000
square feet = $371 per square foot
Under construction
4 on campus medical office buildings in California
Purchase price = $285
million,
approximately(500,000
square feet = $570 per square foot
DEVELOPMENT PIPELINE
•
Enhance returns through development pipeline of up to $1 billion based on project costs
•
Assuming a development costs range of between $400 to $500 per square foot,  $1 billion development pipeline would add between 2.0 and 2.5 million square feet
•
Assuming NHP exercises its option to acquire any of these assets, the purchase price will reflect a discount to fair market value (see page 28 for example).
MANAGEMENT
•
50% ownership of management company. NHP has major decision
approval rights with two out of four managers.
•
10-year management agreement for acquisition portfolio and future pipeline, as well as management of third-party portfolios

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Acquisition portfolio breakdown by hospital system
Hospital breakout by square feet (28 buildings)
Huntington Hospital
8.4%
Providence Health
System
11.1%
Pomerado Hospital
7.9%
St. Joseph
Hospital System
12.0%
Southwest
Washington
16.8%
Other
25.6%
Catholic
Healthcare West
18.3%

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Acquisition portfolio breakdown by credit rating
Credit rating breakout by square feet (28 buildings)
A/A2, 61.5%
A-/A3, 23.8%
BBB+, 2.5%
BBB , 4.8%
No Rating, 7.4%

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Acquisition portfolio breakdown by state and size
CA
69.2%
OR
3.7%
HI
3.6%
AZ
2.6%
NV
7.6%
WA
13.3%
100,000—
150,000 sqft
17.9%
150,000—
200,000 sqft
7.1%
50,000—100,000
sqft
53.6%
<25,000 sqft
10.7%
25,000—50,000
sqft
10.7%
Portfolio by property size (28 buildings) Net operating income (28 buildings)
Total = $55,510,000
Minimum 8,000
Maximum 183,652
Mean 78,022
Median 68,810

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information

Acquisition portfolio breakdown by age and vacancy
< 1994
19%
2000 -
2003
21%
2003
Forward
51%
1995 -
1999
9%
0.0% vacancy
39%
5.1—10.0%
vacancy
29%
10.0—20.0%
vacancy
11%
0.1—5.0%
vacancy
21%
Vacancy level (28 buildings)
Year built (28 buildings)
Minimum
Maximum
Mean
Median
0.0%
16.4%
4.8%
3.5%

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Ground lease summary
Building State Rentable SF
Ground Lease
Expiration
Years Till
Expiration
Ground Lease Renewal
Options
1
Santa Clarita Valley Medical Plaza CA 78,164                N/A - Fee N/A N/A - Fee
2 Sharp Rees-Stealy CA 67,000                N/A - Fee N/A N/A - Fee
3
Liliha Medical Plaza HI 92,650                2044 36 None
4 St. Francis Lynwood CA 54,246                2048 40 Two - 10 Year
5
Eden Medical Plaza CA 19,070                2053 45 Two - 10 Year
6 Burbank Medical Plaza CA 69,620                2062 54 Two - 10 Year
7
San Gabriel Valley Medical Plaza CA 58,249                2053 45 Two - 10 Year
8 Del E. Web Medical Plaza NV 84,666                2039 31 Two - 10 Year
9
The Plaza at Washoe NV 91,937                2054 46 Two - 10 Year
10 The Terrace at South Meadows NV 60,953                2058 50 Two - 10 Year
11
Tuality 7th Avenue Medical Plaza OR 104,856              2042 34 Two - 10 Year
12 Kenneth Watts Medical Office Building CA 58,634                2061 53 Two - 10 Year
13 St. Joseph MOB & Parking Structure CA 93,772                2062 54 Two - 10 Year
14
St. Joseph Medical Plaza & Cancer Center CA 125,970              2061 53 None
15 Mission Hospital MOB & Parking Structure CA 136,732              2057 49 None
16
Pomerado Hospital Outpatient Services Pavilion CA 172,000              2061 53 Two - 10 Year
17 Huntington Memorial MOB CA 183,652              2054 46 Three - 10 Year
18
Mercy Gilbert Medical Plaza AZ 63,973                2060 52 Two - 10 Year
19 Physician's Pavilion WA 110,101              2062 54 Two - 10 Year
20
Administration Building WA 27,312                2062 54 Two - 10 Year
21 Medical Center Physician's Building WA 115,284              2062 54 Two - 10 Year
22
Memorial MOB WA 49,751                2062 54 Two - 10 Year
23 Salmon Creek MOB WA 31,256                N/A - Fee N/A N/A - Fee
24 Fisher's Landing MOB WA 24,779                N/A - Fee N/A N/A - Fee
25
Healthy Steps Clinic WA 8,000                  N/A - Fee N/A N/A - Fee
26 Western University Pomona MOB CA 68,000                2057 49 Two - 10 Year
27
San Bernardino MOB A CA 83,000                2080 72 None
28 San Bernardino MOB B CA 51,000                2080 72 None
2,184,627

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
5%
2%
7% 7%
8%
5%
7% 7%
20%
21%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Lease expiration schedule for the 2007 and 2008 acquired assets

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
$1.2
$0.8
$0.8
$2.1
$2.0
$0.5
$2.6
$2.1
$3.3
$4.3
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Estimated tenant improvements and leasing commissions for the 2007 and 2008 acquired assets
$ in millions

Nationwide Health Properties

Pacific Medical Buildings

15 NHP MOB PORTFOLIO OVERVIEW (PROFORMA)

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Post-Transaction
Total = $1,178,927,000
Pre-Transaction
Total = $383,927,000
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing MOB portfolio as of 12/31/2007 and assumes no additional MOB acquisitions
Note: Pre-transaction figures reflect NHP’s MOB portfolio as of 12/31/2007
NHP MOB portfolio | geography breakdown by investment
CA
0%
WA
31%
IL
17%
MO
12%
LA
10%
TX
8%
NV
0%
Other
23%
CA
54%
WA
10%
IL
5%
MO
4%
LA
3%
TX
3%
NV
6%
Other
15%

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Post-Transaction
Total = $75,165,000
Pre-Transaction
Total = $27,030,000
Note: Pre-transaction figures reflect NHP’s MOB portfolio as of 12/31/2007
NHP MOB portfolio | geography breakdown by NOI
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing MOB portfolio as of 12/31/2007 and assumes no additional MOB acquisitions
CA
0%
WA
27%
IL
19%
MO
13%
LA
10%
TX
8%
NV
0%
Other
23%
CA
51%
WA
10%
IL
7%
MO
5%
LA
4%
TX
3%
NV
6%
Other
16%

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Post-Transaction
Total = 4,195,401 square feet
Pre-Transaction
Total = 2,377,257 square feet
Note: Pre-transaction figures reflect NHP’s MOB portfolio as of 12/31/2007
NHP MOB portfolio | geography breakdown by square footage
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing MOB portfolio as of 12/31/2007 and assumes no additional MOB acquisitions
CA
0%
WA
15%
IL
16%
MO
16%
LA
16%
TX
12%
NV
0%
Other
25%
CA
31%
WA
9%
IL
9%
MO
9%
LA
9%
TX
7%
NV
6%
Other
20%

Nationwide Health Properties

Pacific Medical Buildings

19 NHP COMBINED PORTFOLIO OVERVIEW (PROFORMA)

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
NHP combined portfolio | asset type breakdown by investment
ALFs & ILFs
56%
Other
6%
MOBs
11%
SNFs
27%
Pre-transaction
ALFs & ILFs
43%
Other
5%
MOBs
30%
SNFs
22%
Post-transaction
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing portfolio as of 12/31/2007 and assumes the Emeritus portfolio sale and no additional acquisitions in other asset types
Note: Pre-transaction figures reflect NHP’s portfolio as of 12/31/2007

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
NHP combined portfolio | asset type breakdown by net operating income (NOI)
ALFs & ILFs
56%
Other
7%
MOBs
8%
SNFs
29%
Pre-transaction
ALFs & ILFs
47%
Other
6%
MOBs
21%
SNFs
26%
Post-transaction
Note: Pre-transaction figures reflect NHP’s portfolio as of 12/31/2007
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing portfolio as of 12/31/2007 and assumes the Emeritus portfolio sale and no additional acquisitions in other asset types

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
NHP combined portfolio | tenant concentration by investment
Top 5
Tenants
44%
Other
Tenants
56%
Pre-transaction
Top 5
Tenants
34%
Other
Tenants
66%
Post-transaction
Note: Pre-transaction figures reflect NHP’s portfolio as of 12/31/2007
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing portfolio as of 12/31/2007 and assumes the Emeritus portfolio sale and no additional acquisitions in other asset types

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
NHP combined portfolio | tenant concentration by NOI
Top 5
Tenants
46%
Other
Tenants
54%
Pre-transaction
Top 5
Tenants
38%
Other
Tenants
62%
Post-transaction
Note: Pre-transaction figures reflect NHP’s portfolio as of 12/31/2007
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing portfolio as of 12/31/2007 and assumes the Emeritus portfolio sale and no additional acquisitions in other asset types

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
NHP combined portfolio | geographic breakdown by investment
Other
51%
TX
15%
WI
6%
WA
10%
MA
7%
CA
6%
FL
5%
Pre-transaction
FL
4%
Other
45%
CA
21%
MA
5%
WA
8%
WI
5%
TX
12%
Post-transaction
Note: Pre-transaction figures reflect NHP’s portfolio as of 12/31/2007
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing portfolio as of 12/31/2007 and assumes the Emeritus portfolio sale and no additional acquisitions in other asset types

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
NHP combined portfolio | geographic breakdown by NOI
Other
52%
FL
5%
CA
9%
MA
9%
WA
6%
WI
5%
TX
14%
Pre-transaction
FL
4%
Other
48%
CA
18%
MA
8%
WA
5%
WI
5%
TX
12%
Post-transaction
Note: Pre-transaction figures reflect NHP’s portfolio as of 12/31/2007
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing portfolio as of 12/31/2007 and assumes the Emeritus portfolio sale and no additional acquisitions in other asset types

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
NHP combined portfolio | NHP revenue by pay source
Private
71%
Medicaid
19%
Medicare
10%
Pre-transaction
Private
76%
Medicaid
16%
Medicare
8%
Post-transaction
Note: Pre-transaction figures reflect NHP’s portfolio as of 12/31/2007
Note: Post-transaction figures reflect proforma over the multi-year transaction added to existing portfolio as of 12/31/2007 and assumes the Emeritus portfolio sale and no additional acquisitions in other asset types

27 DEVELOPMENT PIPELINE VALUATION (ESTIMATE)

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
Cap rate adjustments for development pipeline
Based on assumptions below, NHP expects the value of the discount amount for the $1 billion development pipeline to be worth between $70 and $160 million, resulting in an expected cap rate improvement between 50 to 80 bps.
Based on assumptions below, NHP expects the value of the discount amount for the $1 billion development pipeline to be worth between $70 and $160 million, resulting in an expected cap rate improvement between 50 to 80 bps.
Development pipeline ($000s)
Total Development Cost 1,000,000 $  1,000,000 $  1,000,000 $
Estimated Development Yield 8.0% 8.0% 8.0%
Estimated NOI 80,000          80,000          80,000
Estimated Stabilized Cap Rate 6.0% 6.5% 7.0%
Stabilized Value 1,333,333     1,230,769     1,142,857
Excess of Value Over Cost 333,333        230,769        142,857
NHP's Percentage Share (based on sliding scale) 47.5% 50.0% 50.0%
NHP's Purchase Price Reduction ($ amount) 158,333        115,385        71,429
Effective Purchase Price 1,175,000     1,115,385     1,071,429
Effective Reduction in Purchase Price 12% 9% 6%
Adjustment to pipeline cap rate (bps) 81                 67                 47
NHP's Effective Cap Rate on Pipeline
6.8% 7.2% 7.5%

29 MOB MARKET OVERVIEW

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
MOB market size and investment attributes
MOBs represent $175 billion of the approximately $700
billion healthcare real estate market
The first wave of Baby Boomers turned sixty in 2006.
In 2011, Americans sixty-five and older will total forty
million—just 10 years later that number approaches sixty
million
MOBs offer steady rent growth and predictable, recession-
resistant cash flow, and high retention rates
Major portfolio transactions continue to cause consolidation in the sector
Increasing transaction volume has enticed more buyers
and enhanced capital market activities. Many new entrants
including foreign investors, public REITS and others
Cap rates for well-located, on campus-assets have
decreased by over 200 basis points over the past several
years
While the recent liquidity environment has affected cap
rates in traditional real estate asset classes, the effect on the MOB sector has been minimal
Healthcare is consistently one of the fastest growing
sectors of the economy
Continued growth in outpatient delivery of healthcare and
the need for capital by providers drives real estate
development
A further increase in investment in the healthcare sector is expected as healthcare is viewed as “ recession proof”
Medical Office Buildings (“MOB”) continue to
become a more mainstream real estate
investment class.  The following factors are
positively affecting the MOB investment market
Surgery,
Rehab &
Wellness
Centers
7%
MOB
25%
Hospitals
23%
Other
11%
Skilled
Nursing
10%
Senior
Housing
24%
MOB market size
Source: Green Street Advisors, CMS, NIC, ASHA, Irving Levin Associates,
Costar Group, Inc., American Association of Ambulatory Surgery
Centers, Prudential Real Estate Institute
Healthcare Real Estate Total
$700 Billion

Nationwide Health Properties
Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
7.2%
7.0%
6.9%
6.0%
$2.5-$5M $5-$15M $15-$50M $50M+
Recent  MOB market transactions
MOB transactions
Transaction State Cap Rate $ per SF
Murrieta Professional Plaza CA 5.20% $325
2300 Crenshaw Blvd. CA 5.70%         257
Thousand Oaks, CA Medical Building CA 5.80%         307
El Cajon Medical Building CA 6.00%         169
St. Rita's Medical Center portfolio sale OH 6.01%         131
Mt. View Medical CA 6.10%         300
Southwest Washington Medical Center
portfolio sale
WA 6.24%         323
Rainbow Medical Center NV 6.70%         323
First Columbia portfolio sale NY 6.84%         251
9155 Telegraph Rd CA 6.90%         164
Daimler/Ohio Health portfolio sale OH 6.94%         171
Erlangher Health System  TN NA         309
Memorial Health System CO NA         246
$229
$254
$282
$447
$2.5-$5M $5-$15M $15-$50M $50M+
Price per square foot by transaction size
Source: Real Capital Analytics as of Q4 2007
Larger transactions command
higher price per square foot and
lower cap rates
Source: Real Capital Analytics, Shattuck Hammond Partners

Nationwide Health Properties

Pacific Medical Buildings

February 25, 2008 | Multi-Year MOB Transaction Supplemental Information
MOB pricing by region
Volume Price per square foot Cap rate
Region $mm Number Maximum Average Minimum Maximum Average Minimum
West $1,470.7 102 $976 $259 $82 9.1% 6.6% 5.0%
Northeast 640.1 50 1,376 267 63 7.5% 6.8% 6.0%
Southeast 801.4 61 528 192 41 10.4% 7.2% 6.5%
Southwest 1,065.9 71 595 237 91 9.1% 7.1% 5.7%
Mid-Atlantic 350.9 17 435 176 17 7.4% 6.9% 6.0%
Midwest 395.1 32 552 155 51 12.5% 7.7% 5.4%
Medical office total $4,724.2         333  $1,376  $221  $17  12.5% 7.0% 5.0%
Medical office by region
Source:  Real Capital Analytics as of Q4 2007. Based on independent reports of properties and portfolios $5 million and greater

FOR ADDITIONAL INFORMATION
Douglas
Pasquale,
President & CEO | 949.718.4404 | doug@nhp-reit.com
Don
Bradley,
Chief Investment Officer | 949.718.4415 | don@nhp-reit.com
Abdo
Khoury,
Chief Financial & Portfolio Officer | 949.718.4413 | abdo@nhp-reit.com
David Snyder,
VP & Controller | 949.718.4410 | david@nhp-reit.com